EXHIBIT 99.3

GROUP PRACTICE SERVICES INCORPORATED
AND SUBSIDIARIES

(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Financial Statements
December 31, 2002 and 2001

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors and Stockholders
Group Practice Services Incorporated:

We have audited the accompanying consolidated balance sheets of Group Practice Services Incorporated (formerly Clinical Chemistry Holdings, Inc.) and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Group Practice Services Incorporated and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Roanoke, Virginia
March 28, 2003

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Balance Sheets

December 31, 2002 and 2001

	2002	2001
Assets
Current Assets:

Cash
	$518,430	$498,053
Trade accounts receivable, less allowance for doubtful accounts of $310,157 at December 31, 2002 and $123,222 at December 31, 2001
	1,293,232	472,619
Receivables from affiliated companies
	62,104	-
Inventories
	259,095	105,969
Income taxes refundable
	5,229	35,418
Other current assets
	115,755	9,058
Total current assets
	2,253,845	1,121,117

Property and equipment:

Machinery and equipment
	1,323,253	1,005,022
Furniture, fixtures and office equipment
	17,939	9,274
	1,341,192	1,014,296
Less: accumulated depreciation
	982,401	653,988
Net property and equipment
	358,791	360,308

Goodwill
	1,130,306	-
Investments in affiliated companies
	25,148	222,223
Other assets
	31,510	30,584
Total Assets	$3,799,600	$1,734,232

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Balance Sheets

December 31, 2002 and 2001

	2002	2001
Liabilities and Stockholders’ Equity
Current Liabilities:

Credit line payable to stockholder
	$963,550	$ -
Note payable to affiliated company
	361,097	-
Trade accounts payable
	905,245	165,482
Payables to affiliated companies
	-	95,752
Accrued expenses
	119,963	27,937
Deferred revenue
	33,641	-
Total current liabilities
	2,383,496	289,171

Capitalized lease obligations
	-	-

Stockholders’ equity:

Series A convertible preferred stock, $0.001 par value (aggregate liquidation preferences $100,000); authorized 100,000 shares, issued and outstanding 51,852 shares
	52	52
Preferred stock, $0.001 par value; authorized 100,000 shares, no shares issued and outstanding
	-	-
Common stock, $0.001 par value; authorized 300,000 shares, issued and outstanding 9,955 shares
	10	10
Additional paid-in capital
	1,602,086	1,520,850
Accumulated deficit
	(186,044)	(75,851)
Total stockholders’ equity
	1,416,104	1,445,061
Commitments and contingencies

Total liabilities and stockholders’ equity
	$3,799,600	$1,734,232

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Statements of Operations

For the Years ended December 31, 2002 and 2001

2002	2001

Net sales
$5,182,994	$3,715,639
Cost of goods sold
2,391,635	1,716,598
Gross profit
2,791,359	1,999,041

Selling, general and administrative expenses
2,672,602	2,193,824
Merger related expenses
20,249	-
Income from operations
98,508	(194,783)

Other income (expense):

Interest income
369	3,963
Interest expense
(61,720)	-
Loss on liquidation of investment in affiliated company
(101,127)	-
Other
(28,785)	27,339
Loss before income taxes
(92,755)	(163,481)
Income tax expense
17,438	-

Net income (loss)
$(110,193)	$(163,481)

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Statements of Stockholders’ Equity

For the Years ended December 31, 2002 and 2001

	Series A Convertible Preferred Stock	CommonStock	Additional Paid-in Capital	Retained Earnings Accumulated Deficit	Total Stockholders’ Equity

Balances at December 31, 2000	$52	$10	$1,520,850	$87,630	$1,608,542
Net loss	-	-	-	(163,481)	(163,481)
Balances at December 31, 2001	52	10	1,520,850	(75,851)	1,445,061
Net loss	-	-	-	(110,193)	(110,193)
Excess of book value over sales price of net assets sold to affiliated company	-	-	81,236	-	81,236
Balances at December 31, 2002	$52	$10	$1,602,086	$(186,044)	$1,416,014

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES

(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Statements of Cash Flows

For the Years ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net loss	$(110,193)	$(163,481)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation
	169,130	245,152
Loss on liquidation of investment in affiliated company
	101,127	-
Loss (gain) on sale of equipment
	27,877	(17,227)
(Increase) decrease in:
Trade accounts receivable, net
	294,944	299,331
Receivables from affiliated companies
	(62,104)	-
Inventories
	(47,854)	73,971
Income taxes refundable
	30,189	-
Other current assets
	77,349	(34,263)
Other assets
	(926)	7,958
Increase (decrease) in:

Trade accounts payable
	(160,449)	66,082
Payables to affiliated companies
	(95,752)	95,752
Accrued expenses
	9,611	(38,258)
Deferred revenue
	(6,791)	-
Net cash provided by operating activities
	226,167	535,020
Cash flows from investing activities:
Acquisition of property and equipment
	(175,144)	(57,845)
Proceeds from sale of property and equipment
	77,232	23,431
Proceeds from liquidation of investment in affiliated company
	95,948	-
Acquisition of business, net of cash received
	(1,167,376)	-
Net cash used in investing activities
	(1,169,340)	(34,414)
Cash flows from financing activities:

Proceeds from credit line payable to stockholder
	1,250,000	-
Payments on credit line payable to stockholder
	(286,450)	-
Proceeds from capitalized leases

Decrease in bank overdraft
	-	(2,553)
Net cash provided by (used in) financing activities
	963,550	(2,553)
Net (decrease) increase in cash
	20,377	498,053

Cash at beginning of year
	498,053	-
Cash at end of year
	$518,430	$498,053
Supplemental disclosures of cash flows information:

Cash received during the year for income taxes
	$(12,751)	-
Noncash transactions:

Effective September 1, 2002, the Company purchased trade accounts receivable of $721,776, inventory of $150,281, and property and equipment with a net book value of $81,226 from an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note payable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as an increase to additional paid-in capital of $81,236.

See accompanying notes to financial statements.

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2002 and 2001

(1) Description of Business and Summary of Significant Accounting Policies

(a) Structure

Clinical Chemistry Holdings, Inc. (CCH) was originally formed to provide administrative services to, and to hold the operations of, the following subsidiaries: Biofix (a Delaware corporation which provides equipment maintenance services), Bioclinical Concepts (a laboratory management company), Landmark Asia (a sales and marketing company), and Landmark Export. Effective June 30, 2002, CCH changed its name to Group Practice Services Incorporated (GPSI) in conjunction with the acquisition of the net assets and operations of Group Practice Services Corporation (GPSC) (see note 2).

(b) Description of Business

GPSI and its subsidiaries (the Company) provide a fully integrated clinical laboratory management capability package, including sales and resales of diagnostic equipment; reagent rental agreements; sales of reagents, parts, and supplies used in laboratories; and biomedical equipment maintenance. Most of the Company’s sales are to customers located in the Southeastern and Midwestern United States.

(c) Principles of Consolidation

The consolidated financial statements include the accounts of GPSI and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(d) Inventories

Inventories consist of new and refurbished equipment, parts, reagents and chemistry supplies, and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(e) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company reviews its allowance for doubtful accounts monthly. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(f) Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment is calculated for financial reporting purposes on the straight-line method over the estimated useful lives of the assets, which range from two to five years.

(g) Goodwill

Goodwill represents the excess of costs over fair value of assets of businesses acquired. The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, as of June 30, 2002, in connection with the acquisition of GPSC (see note 2). Under SFAS No. 142, goodwill is not amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142.

(h) Impairment or Disposal of Long-Lived Assets

The Company accounts for the impairment of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of. SFAS No. 144 also changes the criteria for classifying an asset as held for sale; and broadens the scope of businesses to be disposed of that qualify for reporting as discounted operations and changes the timing of recognizing losses on such operations. The Company adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not affect the Company’s consolidated financial statements.

In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the assets exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and no longer depreciated.

Prior to the adoption of SFAS No. 144, the Company accounted for long-lived assets in accordance with SFAS No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.

(i) Investments in Affiliated Companies

At December 31, 2002 and 2001, investments in affiliated companies represents investments in companies affiliated through common ownership which are accounted for at cost. During 2002, one of the affiliated companies was liquidated. The Company received $95,948 as its share of the proceeds of the liquidation and recorded a loss on the liquidation of $101,127.

(j) Revenue Recognition

Sales are recognized on the accrual basis at the time services are performed or at the time equipment, reagents and parts are shipped to the customer, based on shipping terms.

(k) Product Warranty Costs

The Company generally warrants its products against certain manufacturing and other defects. These products warranties are provided for specific periods of time and/or usage of the product depending on the nature of the product, the geographic location of its sale and other factors.

(l) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(m) Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reporting of revenues and expenses during the reporting period to prepare the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(n) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The Company is currently evaluating the impact of FIN No. 45 on its consolidated financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The Company is currently evaluating the impact of FIN No. 46 on its consolidated financial position, results of operations and liquidity.

As of December 31, 2002, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its consolidated financial position, operating results or financial statement disclosures.

(2) Business Combination

On June 30, 2002, the Company purchased substantially all of the assets and liabilities of GPSC, which expanded the Company’s geographical region into the Midwestern United States. The results of GPSC’s operations have been included in the consolidated financial statements since that date. The Company paid cash of $1,520,985 for the net assets acquired, including acquisition costs of $73,919. The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

(3) Leases

The Company has several noncancelable operating leases for office and warehouse space and vehicles that expire in 2003. These leases generally contain renewal options for periods ranging from three to five years and require the Company to pay all executory costs such as maintenance and insurance. Future minimum lease payments under these leases are $31,507, all of which are payable in 2003.

Rental expense for operating leases was approximately $32,000 and $68,000 for the years ended December 31, 2002 and 2001, respectively.

The Company leases diagnostic equipment to various laboratory customers under cancellable operating leases. The typical lease term is 3 years; however, the lease may be terminated by either party upon 90 days written notice. The net book value of this equipment totals $311,427 at December 31, 2002 and $178,602 at December 31, 2001, and is included in machinery and equipment. Rental income for the cancellable operating leases was approximately $322,000 and $473,000 for the years ended December 31, 2002 and 2001, respectively. The lessee is responsible for the payment of property taxes, insurance and maintenance costs related to the leased property.

(4) Income Taxes

There is no income tax benefit recognized for the years ended December 31, 2002 and 2001 due to the net losses combined with no current ability to confirm recovery of the benefits of these losses. Income tax expense for the year ended December 31, 2002 represents the difference between estimated refunds of income taxes and actual refunds of income taxes received.

Income tax expense (benefit) for financial reporting purposes differs from the amount determined by applying the federal statutory rate of 34% to income (loss) before income taxes due primarily to the effect of state income taxes and the change in the valuation allowance for deferred tax assets.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2002 and 2001 are presented below:

The valuation allowance for deferred tax assets as of December 31, 2002 and 2001 was $447,007 and $306,207, respectively. The net change in the total valuation allowance was an increase of $140,800 and $28,987 for the years ended December 31, 2002 and 2001, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

At December 31, 2002, the Company has net operating loss carryforwards for income tax purposes of $843,104 which are available to offset future taxable income. If not utilized, these loss carryforwards will expire as follows:

(5) Preferred Stock

As of December 31, 2002, the Company has authorized 200,000 shares of preferred stock. The articles of incorporation grant the authority to the board of directors, by resolution or resolutions, to designate the preferences, limitations, voting rights and relative rights in respect to preferred stock. As of December 31, 2002 and 2001, 100,000 shares of preferred stock had been designated as Series A convertible preferred stock, of which 51,852 shares were outstanding.

The Series A convertible preferred shares are convertible at any time into shares of common stock on a one-for-one basis. The preferred shares will automatically convert into common stock (i) in the event that the holders of at least 60% of the issued and outstanding shares of preferred stock consent in writing to such conversion or (ii) immediately after the closing of a firm commitment for a public offering of the Company’s common stock in which the aggregate price paid for the shares by the public is at least $10,000,000 before deduction of commissions and underwriting expenses.

Dividends on the Series A convertible preferred stock are noncumulative and payable only upon declaration by the Company’s board of directors. Upon declaration by the board of directors, dividends are payable at the rate equal to the greater of (i) 8% per share per annum of the original price and (ii) if dividends are declared with respect to common stock, the per share amount of dividends declared on the common stock allocable to the Series A preferred stock calculated as if the preferred shares had been converted immediately prior to the declaration of such dividend.

(6) Related Party Transactions

On July 1, 2002, the Company’s majority stockholder (the lender) entered into a credit line arrangement with the Company in the maximum amount of $2,000,000. On July 2, 2002, in connection with the purchase of GPSC, the Company borrowed $1,250,000 against this credit line. Interest on the credit line accrues on the daily balance at 12% annually, and the Company may make payments of outstanding principal and interest periodically at its discretion, with such payments applied first to the outstanding interest balance and the remainder to any outstanding principal balance. All amounts of principal and interest are payable in full upon demand by the lender and are due, in any event, no later than June 30, 2004. The credit line is secured by substantially all of the assets and interests of the Company.

Effective September 1, 2002, the Company purchased trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 from an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note payable for $361,097. The difference between the book value of the net assets acquired and the consideration paid to the affiliated company was recorded as an increase in additional paid-in capital of $81,236. The note payable is payable on demand, along with any accrued interest. The results of operations related to the product lines purchased have been included in the consolidated financial statements since the date of the purchase.

Receivables from affiliated companies includes $62,104 of advances to an affiliated company.

Payables to affiliated companies at December 31, 2001 includes trade account payables of $57,295 arising from purchases from an affiliated company and $38,457 of advances from an affiliated company.

(7) Business and Credit Concentrations

The Company sells products to customers primarily located in the Southeastern and Midwestern United States. The Company performs ongoing credit evaluations of customers and generally does not require collateral. The Company estimates an allowance for doubtful accounts based on the creditworthiness of its customers as well as general economic conditions. Consequently, an adverse change in those factors could affect the Company’s estimate of its bad debts.

For the year ended December 31, 2002, the Company had net sales to five customers, each of which accounted for more than 5% of net sales, aggregating approximately $2,043,000 or 39% of net sales. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had six customers which accounted for approximately 38% of trade accounts receivable at December 31, 2002.

For the year ended December 31, 2001, the Company had net sales to ten customers, each of which accounted for more than 5% of net sales, aggregating approximately $3,338,000 or 90% of net sales. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had seven customers which accounted for approximately 48% of trade accounts receivable at December 31, 2001.

(8) Contingencies

The Company has received a draft Agreement and Plan of Merger (the Agreement) from a publicly-traded buyer whereby the Company would merge with and into certain operations of the buyer. The majority shareholder of the Company is also a significant shareholder of the buyer. During the year ended December 31, 2002, the Company incurred merger-related expenses totaling $20,246.

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.